                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2002


                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
                      -------------------------------------
           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware
                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


          333-56679                              14-1803051
          333-56679-02                           14-1801165
          333-56679-01                           14-1801164
          333-56679-03                           14-1803049
          ------------                           ----------
    (Commission File Number)       (Federal Employer Identification Number)


     12405 Powerscourt Drive
      St. Louis, Missouri                                63131
      -------------------                               -------
(Address of Principal Executive Offices)               (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective April 22, 2002, Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Registrants"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Registrants' independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Registrants' independent public accountants for the fiscal year 2002. The decision was approved by Charter Communications, Inc., the manager of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC (the "Manager") and by the sole director of Renaissance Media Capital Corporation and was authorized by the Manager's Board of Directors.

      Arthur Andersen's audit reports on the Registrants' consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Registrants' two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Registrants' consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Registrants provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 22, 2002, stating its agreement with such statements.

      In the years ended December 31, 2001 and 2000 and through the date hereof, the Registrants did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

           16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 22, 2002. *


          *  filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                        RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC

Dated: April 22, 2002   By: CHARTER COMMUNICATIONS, INC.
                            ----------------------------
                            their Manager

                        By: /s/ KENT D. KALKWARF
                        Name:  Kent D. Kalkwarf
                        Title: Executive Vice President and Chief Financial Officer
                        (Principal Financial Officer and Principal Accounting Officer) of Charter Communications, Inc. (Manager), Renaissance Media Group LLC; Renaissance Media (Louisiana) LLC; and Renaissance Media (Tennessee) LLC


                        RENAISSANCE MEDIA CAPITAL CORPORATION
Dated: April 22, 2002   By: /s/ KENT D. KALKWARF
                            --------------------
                        Name:  Kent D. Kalkwarf
                        Title: Executive Vice President and Chief Financial
                        Officer
                        (Principal Financial Officer and Principal Accounting
                        Officer)

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
16.1              Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated April 22, 2002.